Exhibit 99.906CERT

                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Todger Anderson, President and Chief Executive Officerof Blue Chip Value Fund, Inc. (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2004 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:      /s/Todger Anderson
         ------------------
         Todger Anderson
         President and Chief Executive Officer

Dated:   August 9, 2004

This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

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                                                              Exhibit 99.906CERT

                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Jasper R. Frontz, Treasurer and Chief Financial Officer of Blue Chip Value Fund, Inc. (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2004 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:      /s/Jasper R. Frontz
         -------------------
         Jasper R. Frontz
         Treasurer and Chief Financial Officer

Dated:   August 9, 2004

This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.